BLACKROCK SERIES FUND, INC.
BlackRock High Income Portfolio
(the “Fund”)

Supplement dated June 4, 2010 to the
Prospectus, dated May 1, 2010

Effective June 4, 2010, the following changes are made to the Prospectus of the Fund.

The section in the prospectus captioned “Details About the Fund — How the Fund Invests — Other Strategies — Equity Securities” is deleted in its entirety and replaced with the following:

  Equity Securities — The Fund may acquire and hold common stock or other equity securities, including but not limited to acquiring and holding such securities in unit offerings with fixed-income securities or in connection with an amendment, waiver, or a conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

Shareholders should retain this Supplement for future reference.

Code# PRO-19057-0610-SUP